Exhibit 10.11
                                                                  EXECUTION COPY

                            WESTERN GOLDFIELDS, INC.
                            ------------------------
                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     This Registration Rights Agreement (this "Agreement") is made effective as
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of November 7, 2003 (the "Effective Date"), by and between Western Goldfields,
                          --------------
Inc., an Idaho corporation (the "Company"), and Hospah Coal Company, a Delaware
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corporation (the "Shareholder").
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                                    RECITALS
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     A.     The Company, Company's subsidiary Western Mesquite Mines, Inc.
("WMM"), Shareholder and Shareholder's affiliate Newmont USA Limited dba Newmont
  ---
Mining Corporation ("Newmont") are parties to an Asset Purchase Agreement
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(together with the exhibits and schedules thereto, the "Asset Purchase
                                                        --------------
Agreement"), dated as of the date of this Agreement, pursuant to which Newmont
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and Shareholder have sold to WMM the tangible and intangible assets of the
Mesquite Mine, in Mesquite, California, and the Company has, among other things, issued to Shareholder an aggregate of 2,329,468 shares of its Common Stock (the "Shares") and a Warrant dated November 7, 2003, for the purchase of 2,494,810
 ------
shares of its Common Stock (the "Warrant").
                                 -------

     B. The execution and delivery of this Agreement by the Company and Shareholder is required by the Asset Purchase Agreement.


                                    AGREEMENT
                                    ---------

     In consideration of the mutual promises and covenants hereinafter set forth, all parties hereto agree as follows:

1.     Certain Definitions.  Capitalized terms shall have the meanings set forth
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in this Agreement.  As used in this Agreement, the following terms shall have the following meanings:

     "Commission" means the Securities and Exchange Commission.
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     "Common Stock" means the Company's common stock, par value $0.01 per share.
      ------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations of the Commission promulgated thereunder.

     "Form S-1" means such form under the Securities Act as in effect on the
      --------
date hereof, or any registration form under the Securities Act subsequently adopted by the Commission, that permits registration of securities under the Securities Act if no other form is authorized or prescribed.

     "Form S-3" means such form under the Securities Act as in effect on the
      --------
date hereof, or any registration form under the Securities Act subsequently adopted by the Commission, that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

     "Form S-4" means such form under the Securities Act as in effect on the
      --------
date hereof, or any successor form, for use in connection with a merger as both a proxy statement and a registration statement.

     "Form SB-2" means such form under the Securities Act as in effect on the
      ---------
date hereof, or any registration form under the Securities Act subsequently adopted by the Commission, that permits registration of securities by a small business issuer under the Securities Act.

     "Holder" means the Shareholder, for so long as such person holds any
      ------
Registrable Securities, or any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 8 hereof.

     "register", "registered" and "registration" refer to a registration
      --------    ----------       ------------
effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

     "Registrable Securities" means (i) the Shares, (ii) the Warrant, (iii) all
      ----------------------
Warrant Shares, (iv) any shares of Common Stock of the Company issued or issuable to a Holder in respect of the Shares, the Warrant, or the Warrant Shares upon any conversion, stock split, stock dividend, recapitalization, merger or other reorganization, or (v) any additional shares of Common Stock, warrants, or common stock issuable upon conversion of any warrants, acquired by a Holder after the date of this Agreement.

     "Registration Expenses" means all expenses, except Selling Expenses,
      ---------------------
incurred by the Company in complying with Section 3 hereof, including without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and the Holders (provided that the Company shall have no obligation to pay any fees of counsel to the Holders in excess of $10,000), NASD fees and expenses and blue sky fees and expenses.

     "Restricted Securities" means the securities of the Company required to, or
      ---------------------
which otherwise, bear a legend as described in Section 2 hereof and any control shares.

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations of the Commission promulgated thereunder.

     "Selling Expenses" means all underwriting discounts, selling commissions
      ----------------
and stock transfer taxes applicable to the securities registered by the Holders, except as provided herein.

     "Warrant Shares" means shares of Common Stock issuable or issued upon
      --------------
exercise of the Warrant.


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
2.     Restrictive Legend.  Until such time as the Registrable Securities have
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been registered under the Securities Act or otherwise may be sold by a Holder pursuant to Rule 144, each certificate representing the Registrable Securities or any other securities issued in respect of such securities upon any stock split, stock dividend, recapitalization, merger or other reorganization may be stamped or otherwise imprinted with the following legend:


     THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SAID ACT IS IN EFFECT AS TO SUCH TRANSFER OR SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER SAID ACT.

3.     Registration.
       ------------

     (a)     Form S-1 Registration.  The Company shall use its best efforts to
             ---------------------
cause a registration statement on Form S-1 or, if Form S-1 or any successor form is not then available to effect a registration of the Registrable Securities, on such form as is then available, covering all Registrable Securities to be filed no later than December 31, 2003 and to cause such registration statement to become effective no later than March 31, 2004. The Company shall keep such registration statement effective until the earlier of
(i) the date as of which the Holders may sell all of the Registrable Securities covered by such registration statement without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or any successor rule), or (ii) the date on which the Holders shall have sold all the Registrable Securities covered by such registration statement. Notwithstanding the foregoing, (x) if the Company qualifies as a small business issuer and Form SB-2 is available to the Company to effect a registration of the Registrable Securities, the Company may effect such registration pursuant to this Section 3(a) on Form SB-2, and (y) if available to it for any reason to effect a registration of the Registrable Securities, the Company may effect such registration pursuant to this Section 3(a) on Form S-4 or any similar form available to a foreign private issuer, as such term is defined in the Securities Act and the rules and regulations promulgated thereunder.

     (b)     Piggyback Registration.  So long as any Holder holds Registrable
             ----------------------
Securities, if the Company proposes to register (including for this purpose a registration initiated by the Company for stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after the mailing date of such notice, the Company shall cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered, subject to any limitations in the


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
aggregate number of Registrable Securities that may be included in such offering, in the reasonable discretion of any underwriter in such offering, and in such case subject to the priorities set forth in Section 2(c) below. If an offering in connection with which a Holder is entitled to registration under this Section 2(b) is an underwritten offering, then each Holder whose Registrable Securities are included in such registration statement shall, unless otherwise agreed to by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

     (c)     Allocation of Registrable Securities.  To the extent the aggregate
             ------------------------------------
number of Registrable Securities included in any offering is limited by the underwriter thereof, the initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Holders based on the number of Registrable Securities held by each Holder at the time the registration statement covering such initial number of Registrable Securities or increase thereof is declared effective by the Commission. In the event that a Holder sells or otherwise transfers any of such Holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such registration statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any person or entity which ceases to hold any Registrable Securities shall be allocated to the remaining Holders, pro rata based on the number of Registrable Securities then held by such Holders.

     (d)     Form S-3 Registration.
             ---------------------

          (i) If the Company shall receive a written request from any Holder of Registrable Securities then outstanding that the Company effect a registration on Form S-3 (or such other form as may be available if the Company qualifies as a small business issuer), then the Company shall, within ten (10) days after the receipt of such request, give written notice of such request to all Holders and shall, subject to the limitations set forth below, use all reasonable efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request be registered by written notice given within thirty (30) days of the mailing of the Company's notice.

          (ii) Notwithstanding the foregoing, the Company shall not be obligated to effect any such registration pursuant to this Section 3(c) if
     (i) Form S-3 (or such other form as may be available if the Company qualifies as a small business issuer) is not available for such a registration of the securities held by the Holders; or (ii) the Company shall furnish to the Holders a certificate signed by the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after


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
     receipt of the request of the Holders under this Section 3; provided, however, that the Company shall not use this right more than once in any 12-month period.

     (e)     Underwriting.  At the election of the Holders representing a
             ------------
majority of the Registrable Securities then outstanding (the "Deciding Holders")
                                                              ----------------
sales of Registrable Securities under Section 3 may be made through an underwriting managed by an underwriter selected by the Deciding Holders (the "Managing Underwriter"); provided, however, that the Company shall have the
 --------------------
right to consent to the selection of the Managing Underwriter, which consent shall not be unreasonably withheld. The Company shall, together with all Holders proposing to distribute their Registrable Securities through such underwriting, enter into an underwriting agreement in customary form with the Managing Underwriter. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company. Any Holder so withdrawing shall not sell any Registrable Securities pursuant to a registration effected under this Agreement until after the completion of such underwritten distribution. Nothing in this section shall require the Holders to select and sell any of the Shares through the Managing Underwriter.

     (f)     Registration Procedures.  The Company shall take the actions set
             -----------------------
forth below.

          (i) Prior to filing any registration statement, prospectus, amendment or supplement with the Commission in connection with any registration hereunder, the Company shall furnish to one counsel, elected by the Holders of a majority of the Registrable Securities, copies of such documents.

          (ii) The Company shall notify each Holder of any stop order issued or threatened by the Commission and will take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (iii) The Company shall comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by a registration statement filed pursuant to this Agreement in accordance with the intended methods of disposition by the Holders as set forth in such registration statement.

          (iv) The Company shall furnish to each Holder and each underwriter, if any, of Registrable Securities covered by a registration statement filed pursuant to this Agreement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as a selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder.

          (v) The Company shall use its best efforts to register or qualify the Registrable Securities under the securities or "blue sky" laws of each State of the United States of America as any of the Holders or underwriters, if any, of the Registrable Securities covered by a registration statement filed hereunder reasonably requests. Notwithstanding the foregoing, the Company shall not be required in connection


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
     therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), or (y) subject itself to general taxation in any such jurisdiction. The Company shall promptly notify each Holder of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          (vi) The Company shall promptly notify each Holder entitled to sell Registrable Securities pursuant to a registration statement filed pursuant to this Agreement of the happening of any event which comes to the Company's attention if, as a result of such event, the prospectus included in the registration statement filed under this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company shall promptly prepare and furnish to each Holder and file with the Commission a supplement or amendment to such prospectus so that such prospectus will no longer contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Holder agrees that, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the most recent prospectus covering Registrable Securities at the time of receipt of such notice.

          (vii) The Company shall take all such other reasonable and customary actions as each Holder or the underwriters, if any, may reasonably request in order to expedite or facilitate the disposition of the Registrable Securities by the Holders in accordance with the terms of this Agreement.

          (viii) The Company shall make available for inspection by the Holders, any underwriter participating in any disposition pursuant to a registration statement filed under this Agreement, and any attorney, accountant or other agent retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, as such person may reasonably request for the purpose of confirming that such registration statement does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that the Company obtains reasonably satisfactory assurances that such information will be used solely for such purpose and will be held in confidence (except to the extent that it is included in the registration statement). The Company shall cause the officers, directors and employees of the Company and each of its subsidiaries to supply such information and respond to such inquiries as any Holder or underwriter may reasonably request or make for the purpose of confirming that such registration statement does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that the Company obtains reasonably satisfactory


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
     assurances that such information will be used solely for such purpose and will be held in confidence (except to the extent that it is included in the registration statement).

          (ix) At least seven business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Holder in writing of the information the Company requires from each such Holder if such Holder elects to have any of such Holder's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that such Holder shall furnish to the Company such information regarding itself deemed appropriate by the Company, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

          (x) Each Holder by such Holder's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder's election to exclude all of such Holder's Registrable Securities from such registration statement.

          (xi) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f)(vi) and Section 3(f)(vii), such Holder will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f)(vi).

          (xii) No Holder may participate in any underwritten registration hereunder unless such Holder (A) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Holders entitled hereunder to approve such arrangements, (B) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements (in customary form including, without limitation, customary indemnification and contribution obligations) and other documents reasonably required under the terms of such underwriting arrangements, (C) agrees to pay its pro rata share of all underwriting discounts and commissions, and (D) agrees to take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.

          (xiii) Each Holder agrees not to take any action to cause such Holder to become a registered broker-dealer as defined under the Exchange Act or to effect any change to such Holder's status that would preclude the Company from using Form S-3 for the registration statement.


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
     (g)     Reports Under the Exchange Act.  With a view to making available to
             ------------------------------
the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (i) make and keep public information available, as those terms are understood and defined in Commission Rule 144, at all times after the effective date of any public offering;

          (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (iii) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (C) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to such form.

     (h) In the event that any Registrable Securities become securities in a Canadian corporation or other legal entity organized in Canada pursuant to a merger, share exchange or other corporate action, the Holders shall be entitled to substantially similar registration rights under any statutes and regulations applicable to trading of securities in Ontario or in any other province or territory of Canada in which such corporation or other legal entity is then a reporting issuer, including applicable rules, policies, statements and blanket rulings and orders made by such Canadian securities regulatory authorities. The Company hereby covenants and agrees to take all necessary and advisable actions in a timely fashion to effect proper registrations in any such event with a view toward making the Registrable Securities freely tradeable in such Canadian provinces or territories.

4.     Breach of Obligations.  If the Company breaches its obligations under
       ---------------------
Section 3 above, in addition to any other remedy that may be available to Holder in the event of such breach, the parties agree that the $350,000 per year deduction set forth in Section 2(b) of that certain Net Operating Cash Flow Royalty Agreement, dated November 7, 2003, between Western Mesquite Mines, Inc. and Hospah Coal Company (the "NOCF Royalty Agreement") shall be eliminated from
                              ----------------------
the calculation of the Royalty, as such term is defined in the NOCF Royalty Agreement; provided, however, that if the Company remedies any such default within thirty days the $350,000 per year deduction shall be reinstated in accordance with the terms of the NOCF Royalty Agreement.

5.     Expenses of Registration.  All Registration Expenses incurred in
       ------------------------
connection with the Company's obligations hereunder (including, but no limited to, reasonable attorneys' fees of counsel to the Holders) shall be borne by the Company. All Selling Expenses relating to Registrable Securities shall be borne by the Holders.


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
6.     Indemnification.
       ---------------

     (a)     (i)     The Company will indemnify and hold harmless each Holder,
the partners or officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in a registration statement covering Registrable Securities, including any preliminary (if used prior to the effective date of such registration statement) or final prospectus (as amended or supplemented, if the Company files any amendment or supplement thereto with the Commission), (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws; and the Company will reimburse each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action.

          (ii) Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in Section 6(a)(i) (A) shall not apply to a loss, claim, damage, or liability (or action in respect thereof) by an indemnified person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such indemnified person or underwriter for such indemnified person expressly for use in connection with the preparation of a registration statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(f), (B) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such loss, claim, damage, or liability (or action in respect thereof) purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(f), and the indemnified person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such indemnified person, notwithstanding such advice, used it, (C) shall not be available to the extent such loss, claim, damage, or liability (or action in respect thereof) is based on a failure of the Holder to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(f), and (D) shall not apply to amounts paid in settlement of any loss, claim, damage, or liability (or action in respect thereof) if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified


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
person and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 8.

     (b) Holders will severally, but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or Exchange Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this Section6(b), for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6(b) and the contribution agreement contained in Section 6(d) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided further, that in no event shall any indemnity under this
Section 6(b) exceed the net proceeds from the offering received by an indemnifying Holder. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities professionals participating in any distribution, to the extent permitted by such parties, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in a registration statement pursuant to this Agreement.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, assume the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the indemnified party and the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the indemnified party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.

     (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that a selling Holder will not be obligated to contribute more than the net proceeds received by such selling Holder from such offering. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Company and Shareholder agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 6(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in this Section 6 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending, or enforcing any such action or claim or indemnification right.

     (e) The indemnification agreements contained herein shall be in addition to (i) any cause of action or similar right of the indemnified party against the indemnifying party or others; and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.     Information by Holders.  Each Holder of Registrable Securities to be
       ----------------------
included in the registration hereunder shall furnish to the Company in writing, such information regarding the identity of the Holder, the Registrable Securities held by such Holder, and the plan of distribution of the Registrable Securities as the Company may, from time to time, reasonably request or as may be legally required in connection with such registration.

8.     Transfer of Registration Rights.  The rights under this Agreement shall
       -------------------------------
be automatically assignable by the Holders to any permitted transferee of all or any portion of Registrable Securities if: (a) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (b) the Company is furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned; (c) following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (d) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (e) the transferee purchases or acquires at least ten percent of the Holder's Registrable Securities; provided that if the Holder transfers less than all of its Registrable Securities to a permitted transferee that is not an affiliate of Holder, the Company shall only be required to effect one public resale hereunder with respect to such transferred Registrable Securities.

9.     Amendment.  Except as otherwise provided above, any provision of this
       ---------
Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Holders of a majority of the Registrable Securities remaining at the time such amendment or waiver is made, provided such amendment or waiver applies to all Holders.

10.     Governing Law; Jurisdiction; Venue.  This Agreement shall be governed in
        ----------------------------------
all respects by the laws of the State of Delaware, without regard to conflict of
laws provisions.   The parties hereto agree that they will not commence or
prosecute any action, suit, proceeding or claim arising under or by reason of this Agreement other than in the state or federal courts located in the State of Colorado. The parties hereto irrevocably consent to the jurisdiction and venue of such courts in connection with any action, suit, proceeding or claim arising under or by reason of this Agreement.

11.     Entire Agreement.  This Agreement constitutes the full and entire
        ----------------
understanding and Agreement among the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, all other agreements regarding the registration rights of the Shareholder shall hereby expire. The provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

12.     Notices, etc.  All notices and other communications required or
        ------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:

     (a)     if to Shareholder, to:

             Hospah Coal Company
             1700 Lincoln Street
             Denver, CO  80203
             Fax:  (303) 837-5851
             Attn: Land Department
             or at such other address as the Shareholder shall have furnished to the Company.


     (b)     if to the Company, to:

             Western Goldfields, Inc.
             7000 Independence Parkway
             Suite 160 #135
             Plano, Texas  75025
             Fax:  (972) 208-2155
             Attn:  President

     (c) if to any other Holder, at such address as such Holder shall have furnished to the Company.

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally or by facsimile or e-mail transmission, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

13.     Counterparts.  This Agreement may be executed in any number of
        ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

14.     Successors and Assigns.  This Agreement shall inure to the benefit of
        ----------------------
and will be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.


                            [SIGNATURE PAGE FOLLOWS]

     The parties hereto, intending to be bound hereby, have executed this Agreement to be effective as of the date first written above.

                                   Western Goldfields, Inc.


                                   By: /s/ John P. Ryan
                                       --------------------------------------
                                   Name: John P. Ryan
                                   Title: Chief Financial Officer


                                   Hospah Coal Company


                                   By: /s/ Britt D. Banks
                                       --------------------------------------
                                   Name: Britt D. Banks
                                   Title: Vice President and Secretary





                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]